Exhibit 99.1

Direct Digital Holdings Announces Strategic
$20 Million Equity Reserve Facility to Accelerate Growth Plan

Houston, October 21, 2024 /PRNewswire/ -- Direct Digital Holdings, Inc. (Nasdaq: DRCT) ("Direct Digital Holdings" or the "Company"), a leading advertising and marketing technology platform operating through its companies Colossus Media, LLC ("Colossus SSP"), Orange142, LLC ("Orange 142") and Huddled Masses LLC ("Huddled Masses"), today announced the Company has entered into a $20 million Equity Reserve Facility (“ERF”) with New Circle Principal Investments LLC, an affiliate of New Circle Capital LLC (“New Circle”).

Mark D. Walker, CEO and Co-Founder of Direct Digital Holdings, commented, “We are very pleased to announce this $20 million Equity Reserve Facility with New Circle. The funding will enable the expansion of our technology and strategic capabilities, benefiting both publishers and advertisers. It also opens the door to new growth opportunities and strengthens our commitment to increasing shareholder value."

Under the agreement, at our sole election, New Circle will purchase, from time to time, shares of our Class A common stock up to an aggregate of $20 million over a period of 36 months, subject to the conditions in the agreement. The proceeds of these sales may be used for general corporate purposes. The Company anticipates using such proceeds to reduce debt obligations, strengthen the overall balance sheet, and drive key growth initiatives. Those key initiatives extend across Direct Digital Holdings' subsidiaries, and include specifically:

Advancing Innovation for Colossus SSP

The Company expects to make investments to drive technological advancements for Direct Digital Holdings’ supply-side platform (SSP), Colossus SSP, including the development of new segment-based products in carbon and attention. It will also support direct integrations with leading demand-side platforms (DSPs), optimizing supply path efficiency for advertisers. Additionally, the funding will expand Colossus SSP’s efforts to bring underrepresented publishers into the programmatic ecosystem, with their inventory available through the Company.

Enhancing Growth on the Demand Side

On the demand-side, the Company expects that funding will support the unification of Direct Digital Holdings' advertising consultancy groups, Orange142 and Huddled Masses. This will enable the delivery of new capabilities, particularly in helping clients navigate emerging technologies, such as artificial intelligence (AI) and machine learning (ML), as well as emerging channels such as connected TV (CTV), social media and retail media.

Keith Smith, President and Co-Founder of Direct Digital Holdings, added, “We are pleased to partner with New Circle on this flexible facility which we expect will enhance our financial liquidity, strengthen our shareholder equity and support a host of growth initiatives across both our supply-side and demand-side platforms.”

BJ Arnold, Managing Partner of New Circle, commented, “New Circle is pleased to partner with Direct Digital Holdings, helping to fuel the company’s growth and support their innovative technology and industry-leading approaches to advertising.”

The Company’s right to commence sales of Class A common stock to New Circle are subject to certain conditions, including that a registration statement covering the resale of such shares is declared effective by the SEC. Actual sales of shares of Class A common stock to New Circle under the agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding and the Company’s operations.

Further information on the financing can be found in the Current Report on Form 8-K filed today with the Securities and Exchange Commission.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws that are subject to certain risks, trends and uncertainties. We use words such as "could," "would," "may," "might," "will," "expect," "likely," "believe," "continue," "anticipate," "estimate," "intend," "plan," "project" and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the information described under the caption "Risk Factors" and elsewhere in our most recent Annual Report on Form 10 K (the "Form 10-K") and subsequent periodic and or current reports filed with the Securities and Exchange Commission (the "SEC").

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions.

Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following: the conditions to our ability to sell Class A common stock to New Circle, including the effectiveness of the registration statement registering the resale by New Circle of the shares of Class A common stock; the restrictions and covenants imposed upon us by our credit facilities; the substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing; our ability to secure additional financing to meet our capital needs; our ineligibility to file short-form registration statements on Form S-3, which may impair our ability to raise capital; our failure to satisfy applicable listing standards of the Nasdaq Capital Market resulting in a potential delisting of our common stock; failure to remedy any listing deficiencies noted in the deficiency letters from the Listing Qualifications Department of The Nasdaq Stock Market LLC; the risk that the Listing Qualifications Department of The Nasdaq Stock Market LLC does not accept the Company’s plan to regain compliance with applicable rules to maintain its listing on The Nasdaq Capital Market; costs, risks and uncertainties related to the restatement of certain prior period financial statements; any significant fluctuations caused by our high customer concentration; risks related to non-payment by our clients; reputational and other harms caused by our failure to detect advertising fraud; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; restrictions on the use of third-party "cookies," mobile device IDs or other tracking technologies, which could diminish our platform's effectiveness; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry's technology and practices, and any perceived failure to comply with laws and industry self-regulation; our failure to manage our growth effectively; the difficulty in identifying and integrating any future acquisitions or strategic investments; any changes or developments in legislative, judicial, regulatory or cultural environments related to information collection, use and processing; challenges related to our buy-side clients that are destination marketing organizations and that operate as public/private partnerships; any strain on our resources or diversion of our management's attention as a result of being a public company; the intense competition of the digital advertising industry and our ability to effectively compete against current and future competitors; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers', suppliers' or other partners' computer systems; as a holding company, we depend on distributions from Direct Digital Holdings, LLC (“DDH LLC”) to pay our taxes, expenses (including payments under the Tax Receivable Agreement) and any amount of any dividends we may pay to the holders of our common stock; the fact that DDH LLC is controlled by DDM, whose interest may differ from those of our public stockholders; any failure by us to maintain or implement effective internal controls or to detect fraud; and other factors and assumptions discussed in our Form 10-K and subsequent periodic and current reports we may file with the SEC.

Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this press release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. New factors that could cause our business not to develop as we expect emerge from time to time, and it is not possible for us to predict all of them. Further, we cannot assess the impact of each currently known or new factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

About Direct Digital Holdings

Direct Digital Holdings (Nasdaq: DRCT), owner of operating companies Colossus SSP, Huddled Masses, and Orange 142, brings state-of-the-art sell- and buy-side advertising platforms together under one umbrella company. Direct Digital Holdings' sell-side platform, Colossus SSP, offers advertisers of all sizes extensive reach within general market and multicultural media properties. The Company's subsidiaries Huddled Masses and Orange142 deliver significant ROI for middle market advertisers by providing data-optimized programmatic solutions at scale for businesses in sectors that range from energy to healthcare to travel to financial services. Direct Digital Holdings' sell- and buy-side solutions generate billions of impressions per month across display, CTV, in-app and other media channels.

Contacts:

Investors:

Brett Milotte, ICR

Brett.Milotte@icrinc.com